EXHIBIT 99.1

Exhibit 99.1

May 2004

Strategic Positioning

Exited textiles and grew floorcovering business – now 100% floorcovering

Eight acquisitions since 1993

Commitment to brands and upper-end market led to the sale of our North Georgia operations.

Residential Positioning

Goal is to be a highly profitable, high-styled supplier at the upper-end of the residential marketplace.

Retailers rate the Masland and Fabrica lines as leaders in quality, service and innovation. Have the largest market share in the > $20 price range.

We, also, see the $10—$20 price range with a large potential market that fits Dixie’s high-end strategy.

Our objective is to make Dixie Home the “go to” line in the $10—$20 range for styling, service and quality.

Residential Positioning of The Dixie Group

ESTIMATE TOTAL WHOLESALE MARKET

FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS

Positioning of Dixie Brands by Price Point Segment

BROADLOOM RESIDENTIAL SALES = $7.6 Billion

Note: Industry average price is based on sales reported by CRI for the first quarter 2004.

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s

Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Overall, Customers Are Extremely Happy With Dixie’s Products and Service

Customers had a lot of positive things to say about both Masland and Fabrica

• “Fabrica and Masland are perceived by me and my customers as having quality, style and a great reputation.”

• “My Masland and Fabrica reps are the best in the business—efficient and reliable.”

FABRICA

. “Fabrica is more creative, innovative and style conscious than other brands and they have great colors.”

. “Fabrica’s biggest strength is their attention to detail. They take their time to do it right.”

. “Fabrica just does everything better than anyone else.”

. “I get great attention from their rep. I just assume that he has less accounts to cover than reps from other mills.”

MASLAND

. “Masland is known for quality, fashion, color and styling.”

. “Masland is well ahead of the market on styling.”

. “Samples need to be readily available and the inventory needs to be in stock…Masland is great about this.”

. “Our overall service from Masland is excellent.”

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s

Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Customers Are Interested in Dixie Home

Many customers who had seen the line showed interest

• “Dixie Home can really be in the driver’s seat here.”

• “Dixie is doing the right thing with this line.”

This initial interest in the Dixie Home line is driven by relationships with Dixie and the Dixie Home sales team

• The line was nothing special but I bought it because of David Polley.”

• “I put the line in because of Al. We’ve known each other for 20 years.”

• Customers are interested in Dixie Home because of their positive relationship with Fabrica and Masland

“I absolutely would be favorable towards the Dixie Home line because it’s from the same company that owns Fabrica and Masland.”

“I would be interested in Dixie Home, mainly because of Masland and Fabrica.”

Customers are counting on Dixie Home to offer a new look in the $10-20/SY price range

• “I’d like to see a new look in a price point that no one has yet addressed. I definitely hope the product turns out better than Mohawk.”

• “Dixie Home can be the stylish product for the budget conscious.”

• “Dixie Home needs some nice designer styles.”

Limited distribution will be the key to Dixie Home becoming important to their target customers

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s

Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Residential Summary

Fabrica and Masland are among the best brands in high-end residential carpet

Fabrica and Masland’s combined residential sales are estimated to be about 35% of total U.S. industry sales at $22.00 and higher

Dixie Home at $10-$20

- Provides access for Dixie to a larger sector of the market.

- Creates an opportunity to utilize Masland assets, thereby reducing overall costs.

- Helps Dixie become more important to upper-middle & high end customers.

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s

Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Shaw Transaction

Sold North Georgia carpet and Calhoun yarn to Shaw for $205 million

Sold Hurst spun yarn facility to Shaw for $6.7 million plus working capital

One-time P & L charge $16.2 million

Debt reduced $150 million

Capital Structure

Debt: 1Q 2004

Senior Debt 42.8

Subordinated Debt 29.7

72.5

Equity 98.8

Total Capitalization 171.3

Debt to Total Capitalization:

Senior Debt 25%

Subordinated Debt 17%

Total Debt 42%

Since August 2000, we reduced total debt approximately $244 million

Dixie Today

Smaller, more profitable, growing company with strong balance sheet and strong brands in the upper-end Vastly improved risk profile

. Financially

. Customer base

High-end business (Fabrica, Masland & Dixie Home) –carpet sales up in 2003

. 10% in 2003 and over 21% 4th QT 2003

. Over half of the increase has been at Masland & Fabrica.

. 24% 1st QT 2004, driven by 31% residential & 9% commercial growth, approximately half at Masland and Fabrica.

Dixie Home

. New product sales began 3rd QT 03 – annualized run rate:

December 2003—$25 million

March 2004—$29 million

April 2004—$31 million

. Annualized run rate expected to reach $50 million by end of 2004 and double by 2006.

Total Gross Margin and S, G & A as a        % of Sales

31.9% 25.9% 2001

34.6% 25.3% 2002

34.1% 28.1% 2003

33.4% 27.3% 1st QT 2004

Gross Margin S,G & A

2003 Sales By End Market Dixie Group, Inc.

High-End Commercial 31%

High-End Residential 56%

Dixie Home 5%

Specialty Yarn 7%

2004 Sales By End Market Dixie Group, Inc.

High-End Commercial 27%

High-End Residential 52%

Dixie Home 16%

Specialty Yarn 5%

Sales Continuing Operations

($            in millions)

$230.9 $36.7 $194.2 2001

$53.4 $7.7 $45.7 1st QT 2002

$223.2 $26.5 $196.7 2002

$51.8 $4.8 $47.0 1st QT 2003

$234.1 $16.6 $217.5 2003

$64.4 $6.3 $58.1 1st QT 2004

Carpet Sales Yarn Sales

Residential Broadloom Dixie Home

Fulfill market need for third player

.Well-styled moderate to upper priced line

Leverage needed by fiber suppliers for market access

. Branded high-styled goods – not “me too”

. Support fiber suppliers branded products

Limited distribution strategy attractive to “selective” retailers

Today’s Situation

Dixie Home is now in phase 2 of product rollout and market placement

. Launched second wave of product for a second rack in most retailers.

. Samples ship beginning in March z Have 2,468 active retail stores (last six months)

. Have 1,598 active mass merchant stores

. Positioned with 20 sales people across US & Canada

Dixie Home Key Customers

The Home Depot

Home Depot Expo

Creative Touch Interiors

NRF Distributors

Abbey Carpets

Carpets of Dalton

L & L Company

CCA Global

Nebraska Furniture Mart

Roberts Carpets & Fine Floors

Sam Kinnairds

J.R. McDade

Dixie Home Sales

Total Dixie Home Total Dixie Home Trend

Masland Sales By Markets

Rugs 9%

Commercial 47%

Residential 44%

Masland Residential Sales

Buying Groups 16%

Designers 27%

Retail 45%

Builders 12%

Masland Residential

Leading high-end brand with reputation for development of product with innovative styling, design and color

Doubling product introductions to increase market penetration

Drive more volume on existing capacity at Masland/Dixie

Masland Residential—Key Customers

Expo Design

Nebraska Furniture Mart

Standard Pacific

Creative Touch

Shea Homes

Allstate Contract Flooring

Lewis Carpets

Carpets of Dalton

Marshall Fields

GSO Investments

Worldwide Wholesale

Creative Office Environment

Masland Commercial Sales

Corporate 45%

Other 14%

Store Planning 14%

Hospitality 27%

Channels: Interior Design Specifier and Commercial End-User

Masland Commercial

Good and growing position with premium brand

Designer focused

Strong national account base

Strong growth from new “energy collection”

KSA study

Masland Contract Has Performed at the Same Rate or Higher Than the U.S. Commercial Carpet Market

- 1998 was a great year for Masland Contract, which grew 52% that year while the market only grew 5%
- From 1999 to 2002, Masland Contract performed at about the same rate as the market
- In 2003, Masland Contract grew 8% while the market declined slightly



SPECIFIED COMMERCIAL CARPET SALES
CHANGE INDEX (1997=Base year)
Indexed versus 1997
200
190
180
170
160
150
140
130
120
110
100
90
80
1997
1998
1999
2000
2001
2002
2003E
Masland Contract
Total Commercial Market
Commercial Broadloom Only

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

25

The Energy Line Has Contributed Significantly to This Strong Growth

The Energy line was started from the ground up in 2002, and generated over $13 million in sales for Masland during 2003

• 49% is through the residential sales force and 51% is sold through the commercial sales force

The Energy line has been extremely well received by designers, dealers, and residential retailers

ENERGY LINE SALES

(THOUSANDS)

Excerpt from KSA Study dated May 6, 2004, Titled “KSA Assessment of Dixie’s

Residential and Contract Carpet Businesses”, commissioned by The Dixie Group, Inc.

Masland Commercial Key Customers

Store Planning

Nordstrom

Saks

Target

REI

Bloomingdale’s

Lens Crafters

Famous Footwear

Hospitality-Hotel

Starwood Group (W Hotels, Westin Sheraton)

Hilton/Embassy Suites

Ritz Carlton

Four Seasons

West Coast Hosp.

Loews Hotels

Hospitality-Restaurant

Red Lobster

Applebee’s

Wendy’s

Olive Garden

Jack-in-the-box

Smoky Bones

Bahama Breeze

Health Care

Holiday Interiors

HCR-Manor Care

Fabrica Sales By Markets

Builders 9%

Specialty Manufacturers 10%

Furniture/ Department Stores 11%

Retailers 26%

Decorator/ Design Trade 44%

Fabrica Residential Market

Premium high-end brand

. Styling/patterns/color

Consistent sales and profit growth

Fabrica Key Customers

Motor Coach & Yacht Industries

Fleetwood

Monaco Coach

Country Coach

Commercial Flooring Contractors

Anderson Carpet

Peppermill Casinos

High-End Furniture & Department Stores

Ethan Allen

Dayton-Hudson Marshall Fields

High-End Retail Stores

The Home Depot Expo

The Great Indoors

Design Trade

PS Management